SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 11, 2007

                              WINTHROP REALTY TRUST
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

              001-06249                                  34-6513657
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      (Commission File Number)              (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4614
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On July 11, 2007, WRT Realty, L.P. (the "Partnership") entered into a Second Amended and Restated Limited Liability Company Agreement (the "Operating Agreement") of Lex-Win Acquisition LLC ("Lex-Win"), among The Lexington Master Limited Partnership, the Partnership, VII Wells Holdings, L.L.C., Square Mile Value LLC ("Square Mile") and Stark Wells Holdings, LLC ("Stark"). The purpose of amending and restating the Operating Agreement was to admit Square Mile and Stark as members of Lex-Win. As a result of this admission, the Partnership's interest in Lex-Win was reduced to 28% of the outstanding membership interests.

      The foregoing description is qualified in its entirety by reference to the Operating Agreement, which will be attached as an exhibit to Winthrop Realty Trust's Quarterly Reports on Form 10-Q for the period ended September 30, 2007, which Winthrop Realty Trust intends to file in November 2007.

Item 8.01. Other Events.

      On July 12, 2007, Winthrop Realty Trust announced that Lex-Win extended the expiration date of its previously announced tender offer for up to 45,000,000 shares of Wells Real Estate Investment Trust, Inc. at a price of $9.30 per share. The tender offer has been extended so that it will now expire at 5:00 p.m. New York time on July 20, 2007 unless the offer is further extended.

      The foregoing description is qualified in its entirety by reference to the press release issued July 12, 2007, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

            (d)   Exhibits

            99.1  Press Release dated July 11, 2007

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 17th day of July, 2007.

                                                         WINTHROP REALTY TRUST


                                                         By: /s/ Peter Braverman
                                                             -------------------
                                                             Peter Braverman
                                                             President